12. COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
NOTE 12. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain facilities under long-term, non-cancelable leases and month-to-month leases. These leases are accounted for as operating leases. Rent expense amounted to $1,522 and $1,578 for the six months ended June 30, 2014 and 2013, respectively, and $745 and $771 for the three months ended June 30, 2014 and 2013, respectively.

Future minimum payments under long-term, non-cancelable leases as of June 30, 2014, are as follows:

Year Ending December 31,	Future Minimum Payments
2014 (six months)	$17
2015	680
2016	396
2017	48
2018	17
Total	$1,158

Legal Proceedings

Prior to January 6, 2012, the staff of the SEC had been conducting a non-public investigation relating to the Company and, in this regard, the Company and its officers received subpoenas for information. On January 6, 2012, the Company announced that it received a Wells Notice from the staff of the SEC, which the Company responded to. The Company cooperated with the SEC regarding this matter, including voluntarily providing information beyond that formally requested by the SEC staff. On April 11, 2012, the SEC filed a lawsuit against the Company and 11 of its shareholders for stock manipulation, alleging that the Company deliberately manipulated trading in its shares to create the appearance of a liquid and active market. In June 2014 the Company reached a final agreement with the SEC to settle the lawsuit. The agreement has been entered into by the Company on a “no admit or deny” basis, and the Company is not required to restate its financial statements for any reporting period. The settlement has been approved and entered by the federal court and the matter is now fully concluded. The Company agreed to and paid a $4,350 civil penalty, which was fully accrued and recorded as litigation expense in the Company’s condensed consolidated financial statements as of June 30, 2014. Hui Kai Yan, the Company’s director and secretary at the time the lawsuit was filed, also a defendant in the lawsuit, agreed to and paid a $150 civil penalty and agreed to no longer being an officer or director of a public company.

In the opinion of management, there are no other material claims, assessments or litigation pending against the Company.

Guarantee

In March 2013, Ganglian Finance Leasing entered into a mortgage financing arrangement with CITIC Bank, whereby CITIC Bank agreed to provide up to 50% of the mortgage financing to Ganglian Finance Leasing’s lessees of commercial vehicles. Ganglian Finance Leasing agreed to provide a full guarantee to CITIC Bank for such mortgage financing and provided a pledge of the ownership of the commercial vehicle to CITIC Bank to secure its guarantees. As of June 30, 2014, the loan balance guaranteed by the Company amounted to $1,697, which was the maximum potential further payment the Company would be obligated to make, in the event that the customer is unable to make the repayment due. Should the Company be required to pay any portion of the loan, it would attempt to recover some or the entire amount from the customer and disposal of pledged commercial vehicles. The Company believes that the possibility of loss is remote.